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                                                                    EXHIBIT 99.5


                                                        [ADMINISTAFF, INC. LOGO]

                                                                    News Release

INVESTOR RELATIONS CONTACT:
   Richard G. Rawson
   Executive Vice President and Chief Financial Officer
   (281) 348-3225
   richard_rawson@administaff.com

NEWS MEDIA CONTACT:
   Alan Dodd
   Director, Corporate Communications
   (281) 348-3105
   alan_dodd@administaff.com


    ADMINISTAFF EXECUTIVES CERTIFY ACCURACY OF COMPANY'S FINANCIAL STATEMENTS

HOUSTON - August 14, 2002 - Administaff, Inc. (NYSE: ASF), the nation's leading Professional Employer Organization, today announced that its President and Chief Executive Officer, Paul J. Sarvadi, and its Executive Vice President and Chief Financial Officer, Richard G. Rawson, have submitted sworn statements to the U.S. Securities and Exchange Commission (SEC) pursuant to SEC Order No. 4-460, affirming the accuracy of SEC filings made by the company in 2002. In addition, the company submitted today the certifications of Sarvadi and Rawson required by the Sarbanes-Oxley Act of 2002 in conjunction with its report on Form 10-Q for the quarter ended June 30, 2002. Each of these sets of certifications has also been furnished to the SEC in a report on Form 8-K. All of Administaff's SEC filings are accessible via the Investor Relations section of the company's Web site, www.administaff.com.

Administaff is a leading personnel management company that serves as a full-service human resources department for small and medium-sized businesses throughout the United States. With 2001 revenues of $4.4 billion, Administaff ranks number 376 on the Fortune 500 list and number 11 on the Barron's 500 list of best performing companies. The company also is included on Fortune's list of America's Most Admired Companies, the Forbes Platinum 400 list of the Best Big Companies in America and the InformationWeek 500 list of leading information technology innovators.

Administaff's Personnel Management System(SM) includes employment administration, benefits management, government compliance, recruiting and selection, employer liability management, training and development, performance management and owner support. These core services are complemented by an eBusiness strategy that includes the Employee Service Center(SM), an interactive eService platform that provides clients and worksite employees with information and resources to help maximize the benefit of their Administaff services. The Employee Service Center also features My MarketPlace(SM), an eCommerce portal that offers value-added products and services from best-of-class providers such as American Express, AT&T, Continental Airlines, Dell, IBM and Spiegel.


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Administaff, Inc.
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Administaff currently operates 38 sales offices in 21 major markets: Atlanta,
Austin, Baltimore, Boston, Charlotte, Chicago, Cleveland, Dallas, Denver, Houston, Los Angeles, Minneapolis/St. Paul, New Jersey, New York City, Orlando, Phoenix, San Antonio, San Diego, San Francisco, St. Louis and Washington, D.C.

For additional information, visit Administaff's Web site at www.administaff.com.

(Note: The statements contained in this press release that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Therefore, the actual results of future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: (i) changes in general economic conditions; (ii) regulatory and tax developments, including, but not limited to, the resolution of the unemployment tax issue with the State of Texas; (iii) changes in Administaff's direct costs and operating expenses, including, but not limited to, the continuing development of trends in health insurance costs; (iv) the estimated costs and effectiveness of capital projects and investments in technology and infrastructure, including, but not limited to, Administaff's ability to maintain adequate financing for such projects; (v) Administaff's ability to effectively implement its eBusiness strategy; (vi) the effectiveness of Administaff's sales and marketing efforts, including the company's marketing arrangements with other companies; and (vii) changes in the competitive environment in the Professional Employer Organization industry. These factors are described in further detail in Administaff's filings with the Securities and Exchange Commission.)

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